The Advisors' Inner Circle Fund
                            Cambiar Opportunity Fund

                     Supplement Dated March 16, 2004 to the
                       Prospectus Dated September 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The following information supplements the first paragraph of the footnote to the "Annual Fund Operating Expenses (expenses that are deducted from fund assets)" table on page 4 of the Prospectus.

Prior to February 18, 2004, the adviser had voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30%. Effective February 18, 2004, the adviser has changed this voluntary expense cap to 1.50% of the fund's total annual fund operating expenses. The adviser may discontinue all or part of the waiver at any time.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                CMB-SK-002-0100